Exhibit 99.1

The PNC Financial Services Group, Inc.

Historical financial information as adjusted, for informational purposes only, as if (1) the anticipated deconsolidation of BlackRock from PNC’s consolidated financial statements had occurred January 1, 2003, and (2) PNC’s investment in BlackRock had been accounted for under the equity method subsequent to that date.

Page
Condensed Consolidated Income Statement – As Adjusted (Unaudited)
Three months ended June 30, 2006, March 31, 2006, December 31, 2005, September 30, 2005 and June 30, 2005	1
Years ended December 31, 2005, 2004 and 2003	7

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)
Three months ended June 30, 2006	2
Three months ended March 31, 2006	3
Three months ended December 31, 2005	4
Three months ended September 30, 2005	5
Three months ended June 30, 2005	6
Year ended December 31, 2005	8
Year ended December 31, 2004	9
Year ended December 31, 2003	10

THE PNC FINANCIAL SERVICES GROUP, INC.

Condensed Consolidated Income Statement - As Adjusted (Unaudited)

For the three months ended - in millions	June 30 2006	March 31 2006	December 31 2005	September 30 2005	June 30 2005
Net Interest Income
Interest income	$1,120	$1,061	$1,027	$991	$896
Interest expense	568	508	477	434	365

Net interest income	552	553	550	557	531
Provision for (recoveries of) credit losses	44	22	24	16	(27)

Net interest income less provision for (recoveries of) credit losses	508	531	526	541	558

Noninterest Income
Asset management	80	76	77	77	74
BlackRock investment (a)	44	52	50	40	36
Other	789	703	709	721	583

Total noninterest income	913	831	836	838	693

Noninterest Expense
Compensation and benefits	457	450	451	476	436
Other (b)	424	418	418	454	406

Total noninterest expense	881	868	869	930	842

Income before income taxes	540	494	493	449	409
Income taxes	159	140	138	115	127

Net income	$381	$354	$355	$334	$282

Noninterest income to total revenue	62%	60%	60%	60%	57%
Efficiency (c)	60%	63%	63%	67%	69%

(a)	BlackRock investment revenue represents PNC’s 69% or 70%, as applicable, ownership interest in earnings of BlackRock adjusted for certain costs related to PNC’s funding obligation for the LTIP.
(b)	Other noninterest expense includes PNC’s remaining minority and noncontrolling interests which is immaterial after the BlackRock deconsolidation.
(c)	Calculated as noninterest expense divided by the sum of net interest income and noninterest income.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)

For the three months ended June 30, 2006 - in millions	PNC As Reported	Deconsolidation		BlackRock Equity Method (a)	PNC LTIP Costs (b)	Minority Interests Reclass (c)	PNC As Adjusted
		BlackRock	BlackRock Minority Interest
Net Interest Income
Interest income	$1,126	$(6)					$1,120
Interest expense	570	(2)					568

Net interest income	556	(4)					552
Provision for credit losses	44						44

Net interest income less provision for credit losses	512	(4)					508

Noninterest Income
Asset management	429	(349)					80
BlackRock investment				$44			44
Other	801	(12)					789

Total noninterest income	1,230	(361)		44			913

Noninterest Expense
Compensation and benefits	634	(177)					457
Other	515	(87)				$(4)	424

Total noninterest expense	1,149	(264)				(4)	881

Income before minority and noncontrolling interests and income taxes	593	(101)		44		4	540
Minority and noncontrolling interests in income of consolidated entities	15		$(19)			4
Income taxes	197	(38)					159

Net income	$381	$(63)	$19	$44			$381

Noninterest income to total revenue	69%						62%
Efficiency	64%						60%

(a)	BlackRock investment revenue represents PNC’s 69% ownership interest in earnings of BlackRock.
(b)	Represents certain costs related to PNC’s funding obligation for the LTIP that were less than $.5 million for the three months ended June 30, 2006.
(c)	After deconsolidation of BlackRock, PNC’s remaining minority and noncontrolling interests is immaterial and therefore has been reclassified into other noninterest expense.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)

	PNC As Reported	Deconsolidation		BlackRock Equity Method (a)	PNC LTIP Costs (b)	Minority Interests Reclass (c)	PNC As Adjusted
For the three months ended March 31, 2006 - in millions		BlackRock	BlackRock Minority Interest
Net Interest Income
Interest income	$1,066	$(5)					$1,061
Interest expense	510	(2)					508

Net interest income	556	(3)					553
Provision for credit losses	22						22

Net interest income less provision for credit losses	534	(3)					531

Noninterest Income
Asset management	461	(385)					76
BlackRock investment				$49	$3		52
Other	724	(21)					703

Total noninterest income	1,185	(406)		49	3		831

Noninterest Expense
Compensation and benefits	642	(192)					450
Other	529	(104)			3	$(10)	418

Total noninterest expense	1,171	(296)			3	(10)	868

Income before minority and noncontrolling interests and income taxes	548	(113)		49		10	494
Minority and noncontrolling interests in income of consolidated entities	13	(1)	$(22)			10
Income taxes	181	(41)					140

Net income	$354	$(71)	$22	$49			$354

Noninterest income to total revenue	68%						60%
Efficiency	67%						63%

(a)	BlackRock investment revenue represents PNC’s 69% ownership interest in earnings of BlackRock.
(b)	Represents certain credits related to PNC’s funding obligation for the LTIP.
(c)	After deconsolidation of BlackRock, PNC’s remaining minority and noncontrolling interests is immaterial and therefore has been reclassified into other noninterest expense.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)

	PNC As Reported	Deconsolidation		BlackRock Equity Method (a)	PNC LTIP Costs (b)	Minority Interests Reclass (c)	PNC As Adjusted
For the three months ended December 31, 2005 - in millions		BlackRock	BlackRock Minority Interest
Net Interest Income
Interest income	$1,034	$(7)					$1,027
Interest expense	479	(2)					477

Net interest income	555	(5)					550
Provision for credit losses	24						24

Net interest income less provision for credit losses	531	(5)					526

Noninterest Income
Asset management	431	(354)					77
BlackRock investment				$51	$(1)		50
Other	723	(14)					709

Total noninterest income	1,154	(368)		51	(1)		836

Noninterest Expense
Compensation and benefits	633	(182)					451
Other	512	(74)			(1)	$(19)	418

Total noninterest expense	1,145	(256)			(1)	(19)	869

Income before minority and noncontrolling interests and income taxes	540	(117)		51		19	493
Minority and noncontrolling interests in income of consolidated entities	4	(1)	$(22)			19
Income taxes	181	(43)					138

Net income	$355	$(73)	$22	$51			$355

Noninterest income to total revenue	68%						60%
Efficiency	67%						63%

(a)	BlackRock investment revenue represents PNC’s 70% ownership interest in earnings of BlackRock.
(b)	Represents certain costs related to PNC’s funding obligation for the LTIP.
(c)	After deconsolidation of BlackRock, PNC’s remaining minority and noncontrolling interests is immaterial and therefore has been reclassified into other noninterest expense.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)

For the three months ended September 30, 2005 - in millions	PNC As Reported	Deconsolidation		BlackRock Equity Method (a)	PNC LTIP Costs (b)	Minority Interests Reclass (c)	PNC As Adjusted
		BlackRock	BlackRock Minority Interest
Net Interest Income
Interest income	$995	$(4)					$991
Interest expense	436	(2)					434

Net interest income	559	(2)					557
Provision for credit losses	16						16

Net interest income less provision for credit losses	543	(2)					541

Noninterest Income
Asset management	364	(287)					77
BlackRock investment				$42	$(2)		40
Other	752	(31)					721

Total noninterest income	1,116	(318)		42	(2)		838

Noninterest Expense
Compensation and benefits	631	(155)					476
Other	528	(66)			(2)	$(6)	454

Total noninterest expense	1,159	(221)			(2)	(6)	930

Income before minority and noncontrolling interests and income taxes	500	(99)		42		6	449
Minority and noncontrolling interests in income of consolidated entities	14	(1)	$(19)			6
Income taxes	152	(37)					115

Net income	$334	$(61)	$19	$42			$334

Noninterest income to total revenue	67%						60%
Efficiency	69%						67%

(a)	BlackRock investment revenue represents PNC’s 70% ownership interest in earnings of BlackRock.
(b)	Represents certain costs related to PNC’s funding obligation for the LTIP.
(c)	After deconsolidation of BlackRock, PNC’s remaining minority and noncontrolling interests is immaterial and therefore has been reclassified into other noninterest expense.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)

For the three months ended June 30, 2005 - in millions	PNC As Reported	Deconsolidation		BlackRock Equity Method (a)	PNC LTIP Costs (b)	Minority Interests Reclass (c)	PNC As Adjusted
		BlackRock	BlackRock Minority Interest
Net Interest Income
Interest income	$901	$(5)					$896
Interest expense	367	(2)					365

Net interest income	534	(3)					531
Provision for (recoveries of) credit losses	(27)						(27)

Net interest income less provision for (recoveries of) credit losses	561	(3)					558

Noninterest Income
Asset management	334	(260)					74
BlackRock investment				$37	$(1)		36
Other	595	(12)					583

Total noninterest income	929	(272)		37	(1)		693

Noninterest Expense
Compensation and benefits	567	(131)					436
Other	473	(58)			(1)	$(8)	406

Total noninterest expense	1,040	(189)			(1)	(8)	842

Income before minority and noncontrolling interests and income taxes	450	(86)		37		8	409
Minority and noncontrolling interests in income of consolidated entities	9	(1)	$(16)			8
Income taxes	159	(32)					127

Net income	$282	$(53)	$16	$37			$282

Noninterest income to total revenue	63%						57%
Efficiency	71%						69%

(a)	BlackRock investment revenue represents PNC’s 70% ownership interest in earnings of BlackRock.
(b)	Represents certain costs related to PNC’s funding obligation for the LTIP.
(c)	After deconsolidation of BlackRock, PNC’s remaining minority and noncontrolling interests is immaterial and therefore has been reclassified into other noninterest expense.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Condensed Consolidated Income Statement - As Adjusted (Unaudited)

For the year ended December 31 - in millions	2005	2004	2003
Net Interest Income
Interest income	$3,714	$2,737	$2,695
Interest expense	1,572	782	715

Net interest income	2,142	1,955	1,980
Provision for credit losses	21	52	177

Net interest income less provision for credit losses	2,121	1,903	1,803

Noninterest Income
Asset management	300	279	273
BlackRock investment (a)	158	95	108
Other	2,659	2,548	2,386

Total noninterest income	3,117	2,922	2,767

Noninterest Expense
Compensation and benefits	1,798	1,673	1,576
Other (b)	1,650	1,469	1,522

Total noninterest expense	3,448	3,142	3,098

Income before income taxes	1,790	1,683	1,472
Income taxes	465	486	443

Income before cumulative effect of accounting change	1,325	1,197	1,029
Cumulative effect of accounting change (less applicable income tax benefit of $14)			(28)

Net income	$1,325	$1,197	$1,001

Noninterest income to total revenue	59%	60%	58%
Efficiency	66%	64%	65%

(a)	BlackRock investment revenue represents PNC’s 70% or 71%, as applicable, ownership interest in BlackRock adjusted for certain costs related to PNC’s funding obligation for the LTIP.
(b)	Other noninterest expense includes PNC’s remaining minority and noncontrolling interests which is immaterial after the BlackRock deconsolidation.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)

	PNC As Reported	Deconsolidation		BlackRock Equity Method (a)	PNC LTIP Costs (b)	Minority Interests Reclass (c)	PNC As Adjusted
For the year ended December 31, 2005 - in millions		BlackRock	BlackRock Minority Interest
Net Interest Income
Interest income	$3,734	$(20)					$3,714
Interest expense	1,580	(8)					1,572

Net interest income	2,154	(12)					2,142
Provision for credit losses	21						21

Net interest income less provision for credit losses	2,133	(12)					2,121

Noninterest Income
Asset management	1,443	(1,143)					300
BlackRock investment				$163	$(5)		158
Other	2,730	(71)					2,659

Total noninterest income	4,173	(1,214)		163	(5)		3,117

Noninterest Expense
Compensation and benefits	2,393	(595)					1,798
Other	1,951	(255)			(5)	$(41)	1,650

Total noninterest expense	4,344	(850)			(5)	(41)	3,448

Income before minority and noncontrolling interests and income taxes	1,962	(376)		163		41	1,790
Minority and noncontrolling interests in income of consolidated entities	33	(3)	$(71)			41
Income taxes	604	(139)					465

Net income	$1,325	$(234)	$71	$163			$1,325

Noninterest income to total revenue	66%						59%
Efficiency	69%						66%

(a)	BlackRock investment revenue represents PNC’s 70% ownership interest in earnings of BlackRock.
(b)	Represents certain costs related to PNC’s funding obligation for the LTIP.
(c)	After deconsolidation of BlackRock, PNC’s remaining minority and noncontrolling interests is immaterial and therefore has been reclassified into other noninterest expense.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)

	PNC As Reported	Deconsolidation		BlackRock Equity Method (a)	PNC LTIP Costs (b)	Minority Interests Reclass (c)	PNC As Adjusted
For the year ended December 31, 2004 - in millions		BlackRock	BlackRock Minority Interest
Net Interest Income
Interest income	$2,752	$(15)					$2,737
Interest expense	783	(1)					782

Net interest income	1,969	(14)					1,955
Provision for credit losses	52						52

Net interest income less provision for credit losses	1,917	(14)					1,903

Noninterest Income
Asset management	994	(715)					279
BlackRock investment				$101	$(6)		95
Other	2,578	(30)					2,548

Total noninterest income	3,572	(745)		101	(6)		2,922

Noninterest Expense
Compensation and benefits	2,064	(391)					1,673
Other	1,680	(168)			(6)	$(37)	1,469

Total noninterest expense	3,744	(559)			(6)	(37)	3,142

Income before minority and noncontrolling interests and income taxes	1,745	(200)		101		37	1,683
Minority and noncontrolling interests in income of consolidated entities	10	(5)	$(42)			37
Income taxes	538	(52)					486

Net income	$1,197	$(143)	$42	$101			$1,197

Noninterest income to total revenue	64%						60%
Efficiency	68%						64%

(a)	BlackRock investment revenue represents PNC’s 71% ownership interest in earnings of BlackRock.
(b)	Represents certain costs related to PNC’s funding obligation for the LTIP.
(c)	After deconsolidation of BlackRock, PNC’s remaining minority and noncontrolling interests is immaterial and therefore has been reclassified into other noninterest expense.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.

THE PNC FINANCIAL SERVICES GROUP, INC.

Illustrative Impact Of Equity Method Of Accounting For BlackRock (Unaudited)

	PNC As Reported	Deconsolidation		BlackRock Equity Method (a)	Minority Interests Reclass (b)	PNC As Adjusted
For the year ended December 31, 2003 - in millions		BlackRock	BlackRock Minority Interest
Net Interest Income
Interest income	$2,712	$(17)				$2,695
Interest expense	716	(1)				715

Net interest income	1,996	(16)				1,980
Provision for credit losses	177					177

Net interest income less provision for credit losses	1,819	(16)				1,803

Noninterest Income
Asset management	861	(588)				273
BlackRock investment				$108		108
Other	2,402	(16)				2,386

Total noninterest income	3,263	(604)		108		2,767

Noninterest Expense
Compensation and benefits	1,804	(228)				1,576
Other	1,678	(141)			$(15)	1,522

Total noninterest expense	3,482	(369)			(15)	3,098

Income before minority and noncontrolling interests and income taxes	1,600	(251)		108	15	1,472
Minority and noncontrolling interests in income of consolidated entities	32		$(47)		15
Income taxes	539	(96)				443

Income before cumulative effect of accounting change	1,029	(155)	47	108		1,029
Cumulative effect of accounting change (less applicable income tax benefit of $14)	(28)					(28)

Net income	$1,001	$(155)	$47	$108		$1,001

Noninterest income to total revenue	62%					58%
Efficiency	66%					65%

(a)	BlackRock investment revenue represents PNC’s 70% ownership interest in earnings of BlackRock.
(b)	After deconsolidation of BlackRock, PNC’s remaining minority and noncontrolling interests is immaterial and therefore has been reclassified into other noninterest expense.

Note: “As adjusted” financial information shows the impact of the change in accounting for BlackRock that is expected subsequent to the anticipated BlackRock/MLIM closing. Historical financial information has been adjusted for the deconsolidation of BlackRock, and BlackRock is shown as if accounted for under the equity method.